Pricing Supplement No. 6                      Rule 424(b)(2)

Dated:  October 27, 1998                    Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series J

                                  Floating Rate Notes



Principal Amount:            $250,000,000

Proceeds to Company:         $249,975,000

Original Issue Date:         10/30/98

Stated Maturity:             11/01/99

Form:                        Book Entry

Floating Rate Basis:         LIBOR Telerate page 3750

Initital Interest Rate:      5.23969%

Interest Payment Dates:      Quarterly - 28th of January and April,
                                         27th of July

Regular Record Dates:        Fifteen calendar days preceding each Interest
                             Payment Date

Interest Determination
Dates: Second London banking day preceding each Interest Reset Date

Interest Reset Dates:        Quarterly - 28th of January and April,
                                         27th of July

Index Maturity:              3-month

Spread:                      +2 bp

Agent:                       Goldman Sachs

Currency:                    U.S. Dollars

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Other Terms:  CUSIP #66938FJY1

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